UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2005
_____________________
THREE FIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4373	86-0654102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1600 N. DESERT DRIVE
TEMPE, AZ
85281
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: 602-389-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 27, 2005, the Registrant announced that its Board of Directors (the “Board”) has appointed Russell R. Silvestri and Lyron Bentovim as members of the Board, effective immediately. No decision has been taken regarding Mr. Silvestri’s or Mr. Bentovim’s appointment to any committee of the Board. Mr. Silvestri and Mr. Bentovim are both Managing Directors of SKIRITAI Capital LLC in San Francisco, California. SKIRITAI Capital, through its affiliates Leonidas Opportunity Fund L.P. and Leonidas Opportunity Offshore Fund Ltd., currently owns approximately 13% of the outstanding common stock of the Company.
     A press release regarding the appointments to the Board is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
Exhibit 99.1 Press release dated September 27, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE FIVE SYSTEMS, INC.

Date: September 28, 2005	By: /s/ Carl H. Young III

Name: Carl H. Young III Title: Chief Restructuring Officer